Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of iRobot Corporation (the “Company”) for the period ended September 27, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Colin M. Angle, the Chief Executive Officer of the Company and Alison Dean, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
This certification is being provided pursuant to 18 U.S.C. 1350 and is not to be deemed a part of the Report, nor is it to be deemed to be “filed” for any purpose whatsoever.

Date: October 31, 2014	/s/ COLIN M. ANGLE
Colin M. Angle Chairman of the Board and Chief Executive Officer

Date: October 31, 2014	/s/ ALISON DEAN
Alison Dean Chief Financial Officer

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